UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   December 18th, 2009

MODERN RENEWABLE TECHNOLOGIES CORPORATION
(Exact Name of Registrant As Specified In Charter)

NEVADA	333-1133537	35-2302128
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

4901 NW 17th Way, #505
Ft. Lauderdale, Fla 33309
(Address of Principal Executive Offices)

(954) 492-9200
  (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;

On December 18th, 2009, a shareholder meeting was called and Randy White was voted to succeed Nick Arroyo as President and Principal Executive Officer.  Mr. White was our then-current Principal Financial Officer. On December 18, 2009 he was elected to serve as company President and Principal Executive Officer, replacing Nick Arroyo, and currently holds the positions of Principal Executive Officer, Principal Financial Officer, President and Director. Mr. White has successfully managed an array of business activities including real-estate investment, corporate finance and consulting for both private and public companies for more than 20 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Randy White
Randy White Principal Executive Officer

 Dated: May 12th, 2010